                                                                    Exhibit 10.6


                  THE SECURITIES REPRESENTED BY THIS
                  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED
                  (THE "ACT"), AND ARE "RESTRICTED
                  SECURITIES" AS DEFINED IN RULE 144
                  PROMULGATED UNDER THE ACT. THE SECURITIES
                  MAY NOT BE SOLD OR OFFERED FOR SALE OR
                  OTHERWISE DISTRIBUTED EXCEPT (i) IN
                  CONJUNCTION WITH AN EFFECTIVE REGISTRATION
                  STATEMENT FOR THE SECURITIES UNDER THE ACT
                  OR (ii) IN COMPLIANCE WITH RULE 144 OR
                  ANOTHER EXEMPTION FROM THE ACT.


                                                             11,471,908 Warrants


                           PRINCETON VIDEO IMAGE, INC.

                               WARRANT CERTIFICATE


         This warrant certificate ("Warrant Certificate") certifies that for good and valuable consideration, the sufficiency of which is hereby acknowledged, PVI Holding, LLC or its assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time on or before the Expiration Date (as hereinafter defined), one fully paid and non-assessable share of Common Stock, no par value ("Common Stock"), of Princeton Video Image, Inc., a Delaware corporation (the "Company"), at the purchase prices per share of Common Stock set forth in Section 1 below in lawful money of the United States of America in cash (including by wire transfer of funds to an account designated by the Company) or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided).

         1. Warrant; Purchase Price. Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants (the "Purchase Price") shall initially be as follows:

                  (i) $8.00 per share from the date hereof until and including the first anniversary of the date hereof;

                  (ii) $9.00 per share from the first anniversary of the date hereof until and including the second anniversary of the date hereof; and

                  (iii) $10.00 per share from the second anniversary of the date hereof until and including the Expiration Date (as defined below).

The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of the Warrants (and/or other shares of common stock so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

         2. Exercise; Expiration Date. The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time on or after the date hereof and on or before 5:00 p.m. New York time on the third anniversary of the date hereof (the "Expiration Date"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of the exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

         3. Registration and Transfer on Company Books. The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares. Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof. No sale, transfer, assignment, hypothecation or other disposition of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission (the "Commission") and (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) an exemption therefrom is applicable to such transfer.

         4. Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of capital stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, claims and charges with respect to the issue thereof, and that, upon issuance, such shares shall be listed on each national securities exchange or automated over-the-counter trading system, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

         5. Loss or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

         6. Adjustment of Purchase Price and Number of Shares Deliverable

         6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

         (a) In case the Company shall (i) declare or make a dividend or distribution on its Common Stock payable in shares of its Common Stock, (ii) subdivide or redivide its outstanding shares of Common Stock through stock split or otherwise, or (iii) reduce, combine or consolidate its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the number of Warrant Shares that such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Such adjustment shall be made successively whenever any event referred to in this paragraph (a) shall occur. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

         (b) In case the Company shall issue by reclassification of its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company (such event, a "Reclassification"), the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of securities of the Company issued as a result of such Reclassification that such Holder would have owned or have been entitled to receive after the happening of such Reclassification had such Warrant been exercised immediately prior to the happening of such Reclassification or any record date with respect thereto. Such adjustment shall be made successively whenever any event referred to in this paragraph (b) shall occur. Any adjustment made pursuant to this paragraph (b) shall become effective retroactively as of the record date of such Reclassification.

         (c) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation, or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company (any such event in this paragraph (c), a "Triggering Event"), the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to the rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this paragraph (c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

         (d) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as provided in paragraphs (a), (b) or (c) of this
Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

         (e) In the event that the Company grants, issues or sells any shares of Common Stock (whether upon the exercise of rights, options, warrants, convertible or exchangeable securities or otherwise) or other securities for which a Warrant is exercisable, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be increased so that the Holder shall be entitled to receive a number of Warrant Shares in the aggregate the same proportion of the total outstanding shares of Common Stock or other securities represented by each Warrant immediately prior to such grant, issue or sale. The provisions of this paragraph (e) shall similarly apply to successive grants, issues or sales of shares of Common Stock or other securities. In addition, to the extent that PVI Holding, LLC (or its permitted assigns, the "Purchaser") elects not to exercise its preemptive rights under
Section 6.2 of the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between the Company and the Purchaser (the "Purchase Agreement"), with respect to (i) any shares of Common Stock issued under the "Permitted Transfer Basket" (as defined in the Purchase Agreement), (ii) any shares of Common Stock issued to Frank Aernout pursuant to his Contract of Employment with Princeton Video Image Europe dated June 23, 2000, or (iii) any shares of

Common Stock issued to First Union Securities, Inc., or its affiliates, pursuant to its agreement with the Company dated August 27, 2000, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto (including for this purpose the adjustment outlined above) shall also be increased so that the Holder shall be entitled to receive a further number of Warrant Shares in the aggregate equal to the number of additional shares that the Holder would have received with respect to its preemptive rights had the Purchaser exercised its preemptive rights in full. The adjustment provided in this Section 6.1(e) shall not apply to any grant, issue or sale by the Company of any of the shares of Common Stock issued as set forth in Exhibit K to the Purchase Agreement.

         (f) In addition to the adjustment provided in paragraph (e) of this
Section 6.1, in the event that the Company grants, issues or sells any shares of Common Stock (whether upon the exercise of rights, options, warrants, convertible or exchangeable securities or otherwise) or other securities for which a Warrant is exercisable at a price (or in consideration for assets having a fair market value) per share less than the Market Price Per Share (as determined pursuant to Section 9.2 below), the Purchase Price of each Warrant shall be reduced immediately after such grant, issuance or sale so that it shall equal the price determined by multiplying the Purchase Price in effect on the date of such grant, issuance or sale by a fraction, the numerator of which shall be the total number of shares of Common Stock or other securities outstanding on the date of such grant, issuance or sale plus a number of shares of Common Stock or other securities equal to the number arrived at by dividing the aggregate price of the total number of additional shares of Common Stock or other securities granted, issued or sold by such Market Price per Share, and the denominator of which shall be the total number of shares of Common Stock or other securities outstanding on the date of such grant, issuance or sale plus the total number of additional shares of Common Stock or other securities granted, issued or sold. Any shares of Common Stock or other securities owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever there is such a grant, issuance or sale of shares of Common Stock or other securities. The adjustment provided in this Section 6.1(f) shall not apply to any grant, issue or sale by the Company of any of the shares of Common Stock issued as set forth in Exhibit K to the Purchase Agreement.

         (g) In the case the Company shall make a distribution on its Common Stock or other securities for which a Warrant is exercisable that is payable in assets (including, without limitation, cash) or securities ("Assets or Securities"), the Purchase Price of each Warrant shall be reduced immediately after such distribution by an amount equal to (i) the fair market value of the Assets or Securities distributed divided by (ii) the total number of shares of Common Stock or other applicable securities outstanding on the date of such distribution. Any shares of Common Stock or other applicable securities owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever there is such a distribution of Assets or Securities.

         (h) In the event of any dispute arising with respect to the computation of adjustments provided in Section 6.1, such question shall be conclusively determined by a nationally recognized investment banking firm appointed by the Company and acceptable to the Holder; such investment banking firm having access to all necessary records of the Company and such determination shall be binding on the Holder.

         6.2 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant or in the Purchase Price thereof, provided, however, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be.

         6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chairman of the Board, Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

         6.4 The Company shall give notice to the Holder by registered mail, if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

         (a) The Company shall authorize the payment of any dividend or authorize the making of any distribution to the holders of shares of Common Stock (including, without limitation, any distribution payable in Assets or Securities);

         (b) The happening of any Reclassification or Triggering Event;

         (c) Any grant, issuance or sale of shares of Common Stock;

         (d) A dissolution, liquidation or winding up of the Company; or

         (e) A capital reorganization or reclassification of the Common Stock (other than a change in the par value of the Common Stock) or any consolidation or merger of the

Company with or into another corporation or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially an entirety.

Such giving of notice shall be initiated at least 10 business days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend or distribution, for the grant, issuance or sale of such shares of Common Stock, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of the closing of the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution, Reclassification, grant, sale, issuance, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

         7. Conversion Rights.

         7.1 In lieu of the exercise of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of shares of Common Stock then issuable upon the exercise of the Warrants to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion. For example, if the Market Price Per Share on the date of conversion is $4.00 and the Purchase Price is $2.00, then the Holder would be entitled to receive 15,000 shares of Common Stock upon conversion of 30,000 Warrants without any cash payment being required.

         7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8. Voluntary Adjustment by the Company. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

         9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

         9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock or others securities on any date shall mean the average closing price per share of the Common Stock or other securities for the 20 trading days immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock or other securities are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock or other securities on NASDAQ or any comparable system, or if such Common Stock or other securities is not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, or with respect to rights for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then "Market Price Per Share" shall be equal to the fair market value of such Common Stock or other securities as determined in good faith by the Board.

         10. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 20th day of September, 2001.


                                  PRINCETON VIDEO IMAGE, INC.



                                  By: /s/ Dennis P. Wilkinson
                                      ------------------------------------------
                                      Name:  Dennis P. Wilkinson
                                      Title: President & Chief Executive Officer

[SEAL]


Attest:




By: /s/ Richard J. Pinto
    -----------------------
    Name:  Richard J. Pinto
    Title: Secretary

                                                                       EXHIBIT A



                               NOTICE OF EXERCISE

         The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, __________ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.



                                       Name of Holder:
                                                        ------------------------

                                       Signature:
                                                        ------------------------

                                       Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------

                                                                       EXHIBIT B



                              NOTICE OF CONVERSION


         The undersigned hereby irrevocably elects to convert, pursuant to
Section 7 of the Warrant Certificate accompanying this Notice of Conversion, __________ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

         The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.


                                       Name of Holder:
                                                        ------------------------

                                       Signature:
                                                        ------------------------

                                       Address:
                                                        ------------------------

                                                        ------------------------

                                                        ------------------------